UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                           AMENDMENT NO. 1 TO FORM 8-K


                             CURRENT REPORT PURSUANT
          TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                 March 15, 2003

                               WISEDRIVER.COM, INC.
             (Exact name of registrant as specified in its charter)


Delaware                                                        65-0908171

(State or other jurisdiction       (Commission            (IRS Employer ID No.)
of Incorporation)                   File Number)

                        405 LEXINGTON AVENUE, 47TH FLOOR
                            NEW YORK, NEW YORK 10174
                                 (212) 716-1500
             (Address and Telephone Number of Registrant's Principal
               Executive Offices and Principal Place of Business)


          (Former name or former address, if changed since last report)

Item 4. Changes in Registrant's Certifying Accountant.

(a) Previous Independent Auditors:

(i) On March 15, 2003, Dominick Davi, CPA informed the Company that they decline to stand for re-election as independent auditor and effective March 15, 2003 resigned as our independent auditor. The Board of Directors of WiseDriver.com, Inc. engaged Seligson & Giannattasio, LLP as the new independent auditor for the Company for year the year ending 2002.

(ii) During the interim period subsequent to December 31, 2002, there have been no disagreements with Dominick Davi, CPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.


(iii) The former accountant has not advised us that that:


     (1) internal controls necessary to develop reliable financial statements did not exist; or


     (2) information has come to the attention of the former accountant which made the accountant unwilling to rely on management representations, or unwilling to be associated with the financial statements prepared by management; or


     (3) the scope of the audit should be expanded significantly, or information has come to the accountant's attention that the accountant has concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent audited financial statements (including information that might preclude the issuance of an unqualified audit report), and the issue was not resolved to the accountant's satisfaction prior to its resignation or dismissal; and

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(iv) The Company has requested that Dominick Davi, CPA furnish it with a letter addressed to the SEC stating whether it disagrees with the above statements. A copy of the letter to the SEC, dated May 7, 2003, is filed as an Exhibit (c) to the Amended Form 8-K.


(b)      New Independent Accountants:

(i) The Company engaged, Seligson & Giannattasio, LLP, 901 North Broadway Suite 24, North White Plains, NY 10603 ("Seligson"), as its new independent accountants as of March 15, 2003. Prior to such date, the Company did not consult with Seligson regarding (i) the application of accounting principles,
(ii) the type of audit opinion that might be rendered by Dominick Davi, CPA, or
(iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S- B.

Item 7.      Financial Statements and Exhibits

(a) Not applicable.
(b) Not applicable.
(c) Letter from Dominick Davi, CPA

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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WISEDRIVER.COM, INC.

By:   /s/    Jamee Kalimi
---------------------------------
JAMEE KALIMI, Secretary

Date:   May 7, 2003